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744290305                                                          Page 26 of 29
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         EXHIBIT 2
         to SCHEDULE 13D


                         GENERAL ATLANTIC PARTNERS, LLC
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                         January 5, 2004

                                POWER OF ATTORNEY


                  The undersigned, General Atlantic Partners, LLC, a Delaware limited liability company, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Limited Liability Company"), by its Executive Managing Member, Steven A. Denning, a U.S. citizen, of full legal age, hereby constitutes and appoints Thomas J. Murphy, a U.S. citizen, of full legal age, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Limited Liability Company as fully to all intents and purposes as a Managing Member of the Limited Liability Company might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on January 4, 2005.


                                                GENERAL ATLANTIC PARTNERS, LLC



                                                By: /s/ Steven A. Denning
                                                    ----------------------------
                                                    Steven A. Denning
                                                    Executive Managing Member



STATE OF CONNECTICUT     )
                         :  ss.
COUNTY OF FAIRFIELD      )

                  On the 5th day of January 2004, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.


         /s/ Natalie J. Wagner
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             Notary Public